                                EXHIBIT 10(ad)

                Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC.

                              JETSPARES AGREEMENT



                          Dated as of October 2, 1995


                                    BETWEEN



                    (1)    BRITISH AEROSPACE HOLDINGS, INC.
                     AVRO INTERNATIONAL AEROSPACE DIVISION



                                      AND



                    (2)    ATLANTIC SOUTHEAST AIRLINES, INC.

This Agreement is made as of the 2nd day of October, 1995.

BETWEEN

1) BRITISH AEROSPACE HOLDINGS, INC., a Delaware corporation, acting by and through its Avro International Aerospace Division having its principal place of business at 22070 Broderick Drive, Sterling, Virginia 20166 ("Avro"); and

2) ATLANTIC SOUTHEAST AIRLINES, INC., a Georgia corporation, and having its principal place of business at 100 Hartsfield Centre Parkway, Suite 800, Atlanta, Georgia 30354-1356 ("ASA").

WHEREAS:

A. Concurrently with the execution of this Agreement, ASA has entered into an Agreement to Lease Used British Aerospace 146 Series 200 Aircraft with British Aerospace Holdings, Inc. Asset Management Organization (the "Agreement to Lease") whereby ASA will lease five
         (5) previously operated British Aerospace 146 Series 200 Model Aircraft (the "Applicable Aircraft") under a leasing arrangement encompassing the terms and provisions of the Agreement to Lease and five separate Sublease Agreements the form of which is attached as Exhibit B to the Agreement to Lease (the "Subleases").

B. The Agreement to Lease and the Subleases are collectively referred to herein as the "Sublease Agreements."

C. ASA has not previously operated the British Aerospace 146 Series 200 Model Aircraft in its commercial airline operations.

D.       [*]





E. Avro has agreed to provide to ASA the Rotable Parts and other Supplied Parts covered by this Agreement under the JetSpares program described in this Agreement in support of the Applicable Aircraft to be operated by ASA.

F. This Agreement sets out the terms and conditions upon which Avro shall provide the Supplied Parts to ASA to cover the purposes identified in Whereas Clause D. above.

IT IS NOW THEREFORE AGREED as follows:

1.       DEFINITIONS AND INTERPRETATIONS

1.1      Definitions

         "Agreement" shall mean this Agreement as originally executed and as varied, amended, supplemented or modified from time to time in a writing signed by Avro and ASA.

         "Applicable Aircraft" shall mean the 5 (five) BAe 146-200 Series aircraft subleased by ASA under the Sublease Agreements with manufacturer's serial numbers E2062, E2074, E2080, E2084 and E2087 so long as any of these aircraft continue to be operated by ASA.

         "Avro's Account" shall mean the account of Avro designated as "BAe III," Account No. 8732071614 with Wachovia Bank of North Carolina, Winston-Salem, North Carolina (ABA 053100494) or such other commercial bank and/or account as Avro may from time to time notify to ASA in writing.

         "Avro Spares Price" shall mean the lowest price Avro shall provide the various spares covered by this Agreement to its customers from time to time.

         "Business Banking Day" shall mean any day other than a Saturday, Sunday or a day on which banks in the States of Georgia and North Carolina are authorized or permitted to be closed.

         "CAA" shall mean the Civil Aviation Authority of the United Kingdom and any successor thereto.

         "Commencement Date" shall mean the date that ASA takes delivery of the first Applicable Aircraft.

         "Default Rate" shall mean the lesser of the maximum rate permitted by
         applicable Law and the rate per annum equal to         [*]
         percentage points plus the Prime Rate. For purposes of this definition "Prime Rate" shall mean the rate from time to time published in the Wall Street Journal under the caption "Money Rate" as the prime rate.

         "Dollars" and "$" shall each mean lawful currency of the United States of America.

         "Engines" shall mean the Allied Signal ALF502R5 powerplants as standard fit for the Applicable Aircraft.

         "FAA" shall mean the Federal Aviation Administration of the United States of America and any successor thereto.

         "Flight Cycle" shall mean one take-off and landing of an Applicable Aircraft.

         "Flight Hour" shall mean each hour or part thereof elapsing from the moment at which the wheels of an Applicable Aircraft leave the ground on the take-off of the relevant Applicable Aircraft until the wheels of the relevant Applicable Aircraft touch the ground on the next landing of the relevant Applicable Aircraft. For the purpose of all calculations under this Agreement measured in Flight Hours, such hours, including fractions thereof measured in minutes, shall be accumulated throughout each month.

         "Force Majeure" shall mean acts of God or public enemy, civil war, insurrection or riot, fire, flood, explosion, earthquake, accident, epidemic, quarantine restriction, material change of Law or regulation, unforeseeable governmental priority, strike or labor dispute causing cessation, slowdown or interruption of work, unforeseeable event adversely affecting equipment data and materials from suppliers or any other unforeseeable event beyond the control of a party to this Agreement which materially adversely affects the party's ability to perform such party's obligations (other than the payment of money) under this Agreement.

         "Government Entity" shall mean (i) any national government, political subdivision thereof, or local jurisdiction therein, (ii) any instrumentality, board, commission, court or any agency of any thereof and (iii) any association, organization or institution directly or indirectly controlled by any of the above whose actions have the force of Law.

         "JetSpares Program" shall have the meaning set out in Clause 3.

         "JetSpares Rate" shall have the meaning set out in Clause 3.12 hereof.

         "Law" shall mean and includes (i) any common or customary law; (ii) any statute, decree, constitution, judicial decision, legislation, ordinance, regulation, order or other legislative measure of any Government Entity; (iii) any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom such directive, regulation, requirement or request is addressed); and (iv) any treaty pact, compact, or other agreement to which any Governmental Entity is a signatory or party.

         "MRB Report" shall mean the CAA/FAA approved Maintenance Review Board Report for the BAe 146 aircraft.

         "MSG3" shall mean the Maintenance Steering Group process regulated by the CAA/FAA which determines the minimum scheduled maintenance requirements for the BAe 146 aircraft to be specified in the MRB Report.

         "On-site Stock" shall mean Avro owned Supplied Parts as listed in Appendix 1 hereto, as same may be modified from time to time, which form part of the JetSpares Program in accordance with Clause 3, which shall be positioned at the On-site Store.

         "On-site Store" shall have the meaning set out in Clause 5.3 hereof.

         "Operator" shall mean any individual or organization that is commercially operating a BAe 146 or an Avro RJ Avroliner series aircraft.

         "Replacement Rotable Part" shall mean a serviceable new or used Rotable Part listed in Appendix 2 hereto as same may be modified from
         time to time, with at least     [*]    percent of its useful life
         remaining on any Rotable Parts, which under ASA's Maintenance Program is time controlled, conforming to all FAA guidelines, including but not limited to the provisions of Clause 3.4 hereof which Avro supplies to ASA to replace an Unserviceable Rotable Part on the Applicable Aircraft under the terms of this Agreement; provided, however, with ASA's consent, a supplied time controlled Replacement Rotable Part may
         have less than  [*]   percent of its useful life remaining provided
         Avro in a commercially reasonable time provides a substitute
         Replacement Rotable Part which comports with the   [*]      percent
         requirement.

         "Rotable Part" shall mean a BAe 146 airframe rotable part listed in Appendix 2 hereto (excluding Engines and any part thereof) that is of the type installed in or attached to the Applicable Aircraft as at any time during the term of this Agreement.

         "Spares Store" shall mean ASA's usual place of aircraft spares storage or any other storage place agreed between ASA and Avro from time to time.

         "Sublessor" shall in respect of each of the Applicable Aircraft have the meaning set out in the relevant Sublease.

         "Supplied Parts" shall mean Replacement Rotable Parts and such ground support equipment and QEC kits supplied to ASA by Avro under this Agreement.

         "Unserviceable Rotable Part" shall mean a Rotable Part that has become unserviceable or requires overhaul whilst installed in or attached to the Applicable Aircraft.

1.2      References in this Agreement to:

         a) "Avro" includes an assignee of the same or any person to which this Agreement may be novated pursuant to Clause 15 and "Avro" and "ASA" includes any successor in title to either thereof; and

         b) Clauses are, unless otherwise specified, references to clauses of this Agreement.

1.3 Clause headings are for ease of reference only and shall have no contractual effect.

1.4 Where the context so admits, words imparting the singular number only shall include the plural and vice versa and words imparting neuter gender shall include the masculine or feminine gender.


2.       DURATION

2.1 Avro's obligation to provide ASA with the JetSpares Program in accordance with the terms hereof shall commence on the Commencement Date and shall continue until:

         a) the return and acceptance by the Sublessor of all of the Applicable Aircraft by ASA in accordance with the Sublease Agreements (without regard to any extensions); or

         b)      the Applicable Aircraft cease to be operated by ASA; or

         c)      termination of this Agreement pursuant to Clause 10

         whichever shall occur earlier.


3.       JETSPARES PROGRAM

         The following services shall form the "JetSpares Program" provided by this Agreement to ASA by Avro:

3.1 Avro shall provide and keep at the On-site Store the quantities of Supplied Parts identified on Appendix 1 hereto. Avro shall supply Replacement Rotable Parts to the On-site Store upon written notice from ASA that a like Rotable Part is unserviceable. [*]

[*]





3.2 In addition to supplying Replacement Rotable Parts necessary to replenish the quantities of On-site stock at the On-site Store, Avro shall supply Replacement Rotable Parts directly from approved manufacturers or repair facilities or from its main parts depot currently located in Sterling, Virginia or one or more remote parts depot locations to replace any Unserviceable Rotable Part on any Applicable Aircraft in accordance with the provisions of this Agreement. The parties agree to modify Appendix 2, from time to time, to include reference to a part installed on the Applicable Aircraft which should be characterized as a Rotable Part but which has not been previously identified as a Rotable Part on Appendix 2.

3.3 Avro shall use its best efforts to ensure the delivery to ASA at the On-site Store of (i) the replenishment of On-site Stock in a non-AOG
         condition within                   [*]          , (ii) any Replacement
         Rotable Part listed in Appendix 2 which is not part of the On-site
         Stock in a non-AOG condition within           [*]
                   , and (iii) any Replacement Rotable Part required in an AOG
         condition            [*]                 , after receipt of notice by
         ASA of the need for any such Replacement Rotable Part under subclause
         (i), (ii) or (iii) above. Avro acknowledges that the essence of the procurement of Replacement Rotable Parts for ASA under this Agreement shall be accomplished under an "advance exchange" whereby Avro shall fulfill ASA's needs for any Replacement Rotable Part prior to receipt of the replaced Unserviceable Rotable Part.

3.4 Avro shall determine the work required to repair and overhaul Unserviceable Rotable Parts and shall pay the cost of the repair and overhaul of Unserviceable Rotable Parts. Avro shall ensure that all Rotable Parts being overhauled or repaired for delivery to ASA and all other Rotable Parts delivered to ASA shall be in airworthy condition at time of delivery and shall be manufactured, overhauled, or repaired by an FAA approved manufacturer or repair facility with all outstanding mandatory service bulletins incorporated therein. Avro shall supply all necessary documentation to support the foregoing including (i) for all Replacement Rotable Parts that have been repaired or overhauled, Avro shall ensure that such Replacement Rotable Part will bear a serviceable tag from an approved FAA repair station and (ii) for all Replacement Rotable Parts that are new, Avro shall ensure that such Replacement Rotable Part will be accompanied by an appropriate Certificate of Conformance namely a JA Form One issued by Avro. Additionally, with respect to the overhaul or repair of Unserviceable Rotable Parts, Avro shall ensure that all Strip Reports/Shop Findings are supplied to ASA within thirty (30) days receipt of the Unserviceable Rotable Parts from ASA in order that ASA can comply with applicable FAA approved reliability program requirements. Avro shall maintain at all times through the term of this Agreement a vendor audit program in accordance with FAA guidelines which shall be auditable by ASA.

3.5 Avro shall deliver to ASA a written certificate that it accepts the Applicable Aircraft for the JetSpares Program prior to ASA's acceptance of such Aircraft under the applicable Sublease Agreements.

3.6 The ordering procedure covering the provision of Replacement Rotable Parts by Avro to ASA, and the procedure covering the return of Unserviceable Rotable Parts by ASA to Avro are specified in Appendix 4.

3.7 ASA shall, at its own expense, repair and overhaul (or replace if necessary) in accordance with the FAA maintenance requirements any Rotable Part which:

         (a) is unserviceable as a result of ingestion, foreign object damage, non-mandatory service bulletins implemented at the election of ASA after the Commencement Date or repairs and overhaul covered by non-mandatory service bulletins implemented after the Commencement Date at the election and under the direction of ASA;

         (b) is unserviceable as a result of improper fault diagnosis techniques, improper installation, loss, misuse, abuse, neglect, and accidental damage but excluding corrosion and erosion which is attributable to fair wear and tear;

         (c) is unserviceable due to errors, failure or non compliance with the BAe 146 maintenance procedures which are CAA/FAA approved (as detailed in the relevant BAe 146 MRB Report of relevant procedures or) on the part of ASA or any of its affiliates or its representatives or contractors or third parties carrying out repairs or overhaul work at the direction of ASA or any of its affiliates;

         (d) is lost, or damaged due to inadequate packaging or while in transit between ASA and Avro in Sterling, Virginia;

         (e) has not been acquired from or obtained from Avro as part of the JetSpares Programme and/or purchased from Avro, [*]

                                       ;

         provided always that should Avro agree to assume responsibility for procuring the repair, overhaul or replacement of an Unserviceable Rotable Part which has become unserviceable as a result of the circumstances set forth in this Clause 3.7 then ASA shall be liable to Avro for the reasonable and customary costs of repair, overhaul or replacement.

3.8 ASA shall upon removal of the relevant Unserviceable Rotable Part notify Avro in writing and shall return the Unserviceable Rotable Part to Avro within ten (10) Business Banking Days. In the event of persistent late returns by ASA to Avro, Avro shall notify ASA of this problem and ASA shall have a commercially reasonable period of time to remedy the problem. If the problem is not remedied by ASA, then Avro may levy a late return fee to ASA. [*]



3.9 Such costs associated with the transportation of Rotable Parts supplied to or returned by ASA under the terms of this Agreement between ASA's facilities and Sterling, Virginia shall be borne by ASA and are excluded from the JetSpares Rate. All additional transportation costs and fees, including import duties, taxes and fees involved in the supply to or return of Rotable Parts under this
         Agreement                [*]
                                        .  If required, ASA shall assist Avro
         in obtaining all necessary customs clearance documents for the importation of such Rotable Parts into the United States of America.

3.10 Except as necessary to meet the return provisions under the Sublease Agreements, ASA shall ensure that Rotable Parts with specific overhaul interval or life limits shall only be removed while in service at such
         time as not less than       [*]           percent of the BAe 146 MRB
         component limits or other life limits imposed by the FAA have been accrued on such Rotable Parts unless specific dispensation is given in writing by Avro.

3.11 Where a Rotable Part is returned to Avro by ASA as an Unserviceable Rotable Part and such Rotable Part is sent for repair and overhaul and found to be "without faults" by an independent repair agency or vendor reasonably acceptable to ASA then ASA shall pay the costs including all vendor charges and Avro's costs of handling (approximately [*] per transaction), and transport arising therefrom [*]




                                                    In the event of repetitive
         "without faults" on the same Rotable Part which is then subsequently found to have a fault, Avro shall use reasonable endeavors to obtain from the appropriate vendor a credit for previous "without faults" vendor charges and Avro's charges for handling, and transport in respect of the relevant Rotable Part, subject to the provision of evidence by ASA, demonstrating such repetitive "without faults."

3.12     The JetSpares Rate shall be the rate specified as such in Appendix 3.

3.13 ASA shall advise Avro of the monthly utilization of the Applicable Aircraft no later than the fifteenth (15th) day of each month for the previous month's utilization. This shall be written and communicated either by facsimile, telex, mail or SITA to Avro.

3.14 By the sixteenth (16th) day of each month ASA shall remit to Avro's Account the applicable JetSpares Rate and Avro shall in turn provide ASA with an "advice only" invoice for the amount received.

3.15 The JetSpares Rate specified in Clause 3.9 does not include the following:

         (a) All costs and expenses incurred as a result of removal of Unserviceable Rotable Part from or reinstallation of Replacement Rotable Parts in Applicable Aircraft including direct or indirect labor, overheads and associated expendable and consumable materials.

         (b) All Engine and Engine related parts including life limited parts, hot section inspection and unscheduled shop visits.

         (c) All ongoing expendables, repairables, consumables, ground support equipment and test equipment.

         (d) All expenses associated with and including the removal, repair and replacement of wheels, tires and brakes.

         (e) Any and all costs and expenses relating to the undercarriage or flying control surfaces of each Applicable Aircraft.

3.16 ASA shall purchase from Avro all expendable and consumable items normally supplied by Avro to other customers which are not covered by the JetSpares Program [*].


3.17     [*]


3.18 The JetSpares Rate shall be subject to escalation from January 1, 1996 in accordance with the formula (the "Escalation Formula") specified in Appendix 3. [*]

[*]





 4.      REPORTING PROCEDURE

         ASA shall provide to Avro at the address provided in Clause 5.4, on a weekly basis a written report containing information regarding the part numbers and serial numbers of any Unserviceable Rotable Part removed from any of the Applicable Aircraft together with the part numbers and serial numbers for any corresponding Replacement Rotable Part fitted and such other relevant information as Avro may reasonably require in relation to this Agreement.


5.       PROVISION OF ON-SITE STOCK AND AIR CARRIER CERTIFICATION

5.1 Avro shall use its best effort to provide to ASA the On-site Stock concurrently with the delivery of the first Applicable Aircraft.

5.2 ASA agrees to maintain the On-site Stock and provide adequate storage for the On-site Stock at the Spares Store and to undertake responsibilities in respect of the On-site Stock as hereinafter defined. Such storage areas within the Spares Store in this Agreement shall be referred to as the "On-site Store."

5.3 The On-site Store shall be located, and unless otherwise agreed by Avro in writing, remain at the Spares Store at one of the following addresses:

                          Atlantic Southeast Airlines Maintenance Facility Middle Georgia Regional Airport
                          P.O. Box 10216
                          Macon, Georgia 31297-0216

                          Hartsfield Atlanta International Airport
                          Atlantic Southeast Airlines, Inc.
                          Concourse D
                          Atlanta, Georgia 30354

5.4 Upon receipt of each Rotable Part, ASA shall inspect such part and either accept or reject such part in writing, the form of which to be mutually agreeable, to Avro as follows:

                 Director - Spares Operations
                 British Aerospace Holdings, Inc.
                 Avro International Aerospace Division
                 22070 Broderick Drive
                 Sterling, Virginia 20166

5.5 ASA certifies that it is an air carrier holding certificates issued under Sections 41102(a) and 44705 of Title 49 of the United States Code.


6.       STORAGE AND HANDLING

6.1 ASA shall store and maintain the On-site Stock in the On-site Store at no charge to Avro.

6.2 The On-site Store shall be a suitably secure, segregated area, reasonably approved by Avro which shall be clearly posted as containing BAe 146 aircraft spares and spare parts as follows:

                 Property of -
                 British Aerospace Holdings, Inc.
                 Avro International Aerospace Division
                 22070 Broderick Drive
                 Sterling, Virginia 20166

6.3 The On-site Stock and any other parts supplied by Avro under this agreement shall not be mingled with spare parts or other property not owned by Avro and shall not be removed from the On-site Store unless or until;

         (a) Dispatched at ASA's request to replace an Unserviceable Rotable Part from an Applicable Aircraft;

         (b) For modifications, changes, rework pursuant to Clause 7 of this Agreement; or

         (c) With ASA's prior permission obtained, to Avro in support of an operator other than ASA.

6.4 The On-site Stock shall at all times be stored and maintained by ASA in a commercially reasonable manner to prevent damage or deterioration and in accordance with FAA Regulations.

6.5 Avro shall not have any liability or responsibility for costs or expenses of whatever nature and howsoever arising in connection with the On-site Store or other premises owned or operated by ASA, including without limitation the initial transportation of the On-site Stock from Sterling, Virginia to the On-site Store and operation or maintenance of the On-site Store.

6.6 ASA shall at Avro's request execute and deliver to Avro UCC-1 financing statements (and continuations thereof) with respect to the On-site Stock naming AVRO as consignor and ASA as consignee for filing in such places as is appropriate in order to protect Avro's ownership interest in the On-site Stock and two (2) copies of this Agreement for filing recordation with the FAA.


7.       MODIFICATIONS, CHANGES AND REWORK

7.1 Avro shall be responsible for the prompt incorporation in the On-site Stock of any modifications, changes and rework which either results from a mandatory requirement of the FAA or the manufacturer, or as may be required by Avro and which become effective during the term of the Agreement.

7.2 ASA may, at its discretion, at the request of Avro incorporate any modifications, changes and rework pursuant to Clause 7.1 above that are within ASA's capability provided that Avro pays for any reasonable costs incurred by ASA, in carrying out such modifications, changes or rework.

7.3 Modification kits required for the said modifications, changes and rework and any special jigs or tooling as may have been furnished by Avro for ASA's use shall, at Avro's request, be returned to Avro. Any reasonable costs incurred by ASA in returning the special jigs or tooling to Avro shall be reimbursed to ASA by Avro.


8.       ADMINISTRATION

8.1 ASA shall maintain and preserve in respect of the On-site Stock such records as may be mutually agreed by the parties.

8.2 Upon giving prior written notice to ASA, Avro or its agent shall have the right to inspect the On-site Stock and to audit any records relating thereto at any reasonable time.

8.3 At such times as is mutually agreeable by the parties, and upon prior written notification from Avro, Avro or its agent (reasonably acceptable to ASA) shall have the right to audit, inspect Applicable Aircraft logbooks for rectification of monthly utilizations at any reasonable time.


9.       WARRANTIES FROM VENDORS

         ASA shall cooperate with Avro in a commercially reasonable manner so that the benefit of all available warranties, if any, relating to Rotable Parts insofar as the same are held by ASA shall be assigned to Avro or should assignment not be possible are enforced by ASA on behalf of Avro. This Clause 9 does not apply to any components of the wheels, tires or brakes fitted to the Applicable Aircraft nor to any other part of the Applicable Aircraft not included in the JetSpares Program.


10.      TERMINATION OF THE AGREEMENT AND RETURN OF THE ON-SITE STOCK TO AVRO

10.1 At such time as ASA has returned all of the Applicable Aircraft to the Sublessor then this Agreement shall automatically terminate.

10.2 Either party shall be entitled forthwith to terminate this Agreement by written notice to the other if:

         10.2.1 that other party commits a breach of any material provision of this Agreement and such breach is not cured within fifteen
                 (15) days from the date of written notice of such breach from the nondefaulting party to the defaulting party;

         10.2.2 that other party (i) begins or consents in any manner to any proceeding or arrangement for its liquidation in whole or in part or any other proceeding or arrangement whereby its properties or revenues are subject generally to the payment of its liabilities or whereby any receiver, trustee, liquidator, or the like is appointed for it or any substantial part of its properties or revenues, (ii) fails to obtain the dismissal or stay on appeal of any such proceeding or arrangement with 60 (sixty) days of the commencement thereof against it or (iii) begins any other procedure for the relief of financially distressed debtors, or such procedure has been commenced against it, voluntarily or involuntarily; or

         10.2.3  that other party ceases to carry on its business.

10.3 Expiration or termination of this Agreement shall not affect any obligations set down in Clause 8 and 13 or any other obligations of the parties which by their nature are implicitly intended to survive any expiration or termination and all such obligations shall survive any expiration or termination.

10.4 At the termination of this Agreement other than as a result of a default by Avro, at Avro's request and ASA's expense, ASA shall return to Avro the On-Site Stock, complete with all necessary documentation, including repackaging the On-site Stock into any reusable containers used in delivery of the On-site Stock, to Avro in Sterling, Virginia, or such other location mutually agreeable to the parties. Avro shall be entitled to inspect all of the On-site Stock to determine that it is complete and in the same or substantially the same condition and quality as at the time of its original delivery to ASA, natural wear and tear excepted. In the event that such inspection reveals a material disparity in the said condition or quality, Avro shall notify ASA in writing and ASA shall at its cost carry out such remedial action as is commercially reasonably necessary.

10.5 After termination of this Agreement, should ASA with Avro's written agreement retain any of the On-site Stock for any reason Avro shall be entitled to charge normal line and usage charges for the relevant On-site Stock until such time as they arrive back at Avro's premises in Sterling, Virginia and invoice ASA accordingly. Payment of such invoice shall be due in accordance with current Avro Spares Price Book.


11.      PAYMENT TERMS

11.1 All amounts payable by ASA under this Agreement shall be paid in same day funds for value on the due date by wire transfer by noon (Sterling, Virginia time) to Avro's Account.

11.2     [*]



11.3 If any amount payable by ASA under this Agreement is not paid or discharged on or before ten (10) days after the due date for payment, ASA shall pay to Avro interest (after as well as before judgement) on such amount, at the Default Rate from and including the due date for payment to the date of payment in full. Such interest shall accrue on a day to day basis and be compounded on a per monthly basis. All amounts of interest payable hereunder shall be calculated on the basis of the actual number of days elapsed and a 365 day year.

11.4 If any payment hereunder would otherwise be due on a day which is not a Business Banking Day it shall be due on the following Business Banking Day.

12.      [*]





13.      TITLE TO PROPERTY AND RISK OF LOSS OR PHYSICAL DAMAGE

13.1 Title to all Supplied Parts shall at all times remain with Avro until such time as such Replacement Rotable Part or QEC kit is fitted to the Applicable Aircraft whereupon title to the Unserviceable Rotable Part or QEC kit removed from the Applicable Aircraft passes to Avro and title to the Replacement Rotable Part passes to the owner of the Applicable Aircraft.

13.2 Save as provided in Clause 13.1 hereof, ASA shall not, without Avro's prior written consent, sell, assign, lease, transfer possession or in any way dispose of any On-site Stock nor permit any lien or encumbrance to be imposed upon the On-site Stock or any part thereof.

13.3 From the time of receipt of On-site Stock at the On-site Store until the time On-site Stock is returned to Avro, ASA shall bear all risk of loss or physical damage to such On-site Stock. ASA shall promptly notify Avro and reimburse Avro for, any loss of or damage to On-site Stock while such On-site Stock is located at the On-site Store.

13.4 ASA shall at its own expense procure and maintain third party liability and loss and physical damage insurance policies covering all of the On-site Stock for, in the case of loss and physical damage insurance, the full replacement value as contained in the Avro Spares Price Book current at that time, and shall furnish Avro with copies of such certificates of insurance.

13.5 ASA's insurance policies shall be effective from the time of receipt of the On-site Stock at the On-site Store and remain in full force and effect until such time as the On-site Stock is returned in full to Avro.

13.6 Such Certificates of insurance shall name Avro as an additional named insured on all property damage and general liability policies.

13.7 In the event of loss ASA shall co-operate fully with Avro to ensure payment is made to Avro or to ASA for payment to Avro of any insurance proceeds with respect to the On-site Stock. Any claim for loss of or physical damage to any of the On-site Stock not fully covered by ASA's insurance arrangements shall be reimbursed to Avro by ASA.


14.      TAXES AND LICENSES

         The fees, charges and other amounts payable by ASA under this Agreement exclusive of any sales or use tax or similar tax which may from time to time be payable in respect thereof. If any such taxes are or become payable, the relevant fees, charges and other amounts shall be increased by an amount equal to the amount of taxes so payable.


15.      ASSIGNMENT

         This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assignees but neither the rights nor the duties of either party may be voluntarily assigned in whole or in part by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed), [*]





16.      ALTERATIONS TO THE AGREEMENT

         No alterations of the terms of this Agreement shall be effective unless contained in a written document signed by authorized representatives of both parties.


17.      NOTICES

         All notices relating to this Agreement shall be in writing and in English and shall not be effective unless given by personal delivery, mail or facsimile transmission to the respective addresses stated below in this Clause 17 or to such other address as the recipient may have notified to the other party in writing and in the case of mailing any such notice shall be deemed duly served at the expiration of three
         (3) Business Banking Days after the time of mailing and in the case of personal delivery or facsimile transmission on the date of delivery or transmission.

         Avro:   Avro International Aerospace Division,
                 British Aerospace Holdings, Inc.
                 22070 Broderick Drive
                 Sterling, Virginia 20166

         Attention:       Manager - Customer Support
         Facsimile:       (703) 406-1494
         ASA;    Atlantic Southeast Airlines, Inc.
                 100 Hartsfield Centre Parkway
                 Suite 800
                 Atlanta, Georgia 30354-1356

         Attention:       Ronald V. Sapp
         Facsimile:       (404) 209-0162


18.      CONFIDENTIALITY

         The parties acknowledge that the terms and conditions of this Agreement and the commercial and financial arrangements evidenced by this Agreement are considered as confidential information. Accordingly, they agree that they shall treat such information as confidential and will not without prior written consent of each other disclose such information to any person except to professional advisors or as may be required by an applicable Law (including specifically SEC reporting requirements applicable to ASA) or court or tribunal. In connection with any such disclosure, either party, shall request, and use reasonable endeavors to obtain, confidential treatment of such information.


19.      FORCE MAJEURE

         In the event that any party is prevented from carrying out any of its obligations hereunder by reason of Force Majeure then such party shall not be deemed in breach of those obligations and the performance of those obligations shall be deferred as necessary but in no event by a period or periods more than the delay caused by the event of Force Majeure.


20.      LIMITATION OF LIABILITY

20.1 ALL REPLACEMENT ROTABLE PARTS SUPPLIED TO ASA BY AVRO SHALL BE OF MERCHANTABLE AIRWORTHY QUALITY. EXCEPT AS PROVIDED IN THE FOREGOING FIRST SENTENCE OR AS OTHERWISE PROVIDED HEREIN AVRO MAKES NO REPRESENTATION OR WARRANTY TO ASA, EXPRESS OR

         IMPLIED, WITH RESPECT TO ANY ROTABLE PART OR ANY SERVICE, MANUAL OR EQUIPMENT PROVIDED TO ASA HEREUNDER, INCLUDING WITHOUT LIMITATION, ANY ADDITIONAL WARRANTY OF MERCHANTABILITY OR THE FITNESS OF ANY PART FOR ANY PARTICULAR PURPOSE AND ASA ACKNOWLEDGES AND AGREES TO THE SAME AND HEREBY WAIVES, RELEASES AND RENOUNCES ALL SUCH OTHER WARRANTIES, GUARANTIES OBLIGATIONS, RIGHTS AND REMEDIES AGAINST AVRO (IN TORT, CONTRACT OR OTHERWISE), EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, STRICT LIABILITY IN TORT, NEGLIGENCE, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, DEALING OR USAGE OF TRADE, AND ANY IMPLIED WARRANTY OF FITNESS FOR A
         PARTICULAR PURPOSE;    [*]




20.2 ASA ACKNOWLEDGES AND AGREES THAT NEITHER AVRO NOR ITS RESPECTIVE OFFICERS OR EMPLOYEES SHALL IN ANY EVENT BE LIABLE TO ASA PURSUANT TO THIS AGREEMENT OR WITH RESPECT TO ANY ROTABLE PART OR ANY SERVICE, MANUAL OR EQUIPMENT PROVIDED TO ASA HEREUNDER FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF USE OF ANY AIRCRAFT, LOSS OF REVENUES, LOSS OF PROFIT; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL CONSTITUTE A WAIVER OF ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE RESULTING FROM THE WILLFUL MISCONDUCT OF AVRO OR ITS RESPECTIVE OFFICERS OR EMPLOYEES.


21.      ENTIRE AGREEMENT

         This Agreement represents the entire agreement and understanding between Avro and ASA in relation to the subject matter hereof and supersedes all previous agreements and understandings (whether written or oral) in relation to the same.


22.      APPLICABLE LAW

22.1     This Agreement shall in all aspects be governed by, and construed in
         accordance with, the laws of the       [*]     (without regard to the
         conflict of laws provisions of the    [*]              , including all
         matters of construction, validity and performance, and shall be
         deemed delivered in the              [*]          .  This Agreement
         shall be effective for all purposes as of the date first above written.

22.2 Any judicial proceedings brought against either party with respect to this Agreement may be brought in any Federal or state court of
         competent jurisdiction sitting in the    [*]
         and, by execution and delivery of this Agreement each party (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgement rendered thereby in connection with this Agreement, (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding
         brought in a court located in the          [*]            of that such
         court is an inconvenient forum and (iii) irrevocably waives personal service of process and consents that service of process upon it may be made by certified or registered mail return receipt requested, at its address specified or determined in accordance with Clause 17, and service so made shall be deemed completed on the earlier of (1) actual receipt thereof or (2) the third (3rd) Business Banking Day after such service is deposited in the mail. Nothing herein shall affect the right to serve process in any manner permitted by Law or shall limit the right of any party to bring any proceedings against the other in the courts of any other jurisdiction.

22.3 Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS whereof the parties have executed this Agreement the day and year first herein written.

Signed on behalf of
BRITISH AEROSPACE HOLDINGS, INC.


By: /s/ Louis E. Emery
   -----------------------------------

Its: Vice President - The Americas
    ----------------------------------

Signed on behalf of
ATLANTIC SOUTHEAST AIRLINES, INC.


By: /s/ George F. Pickett, Jr.
   -----------------------------------

Its: Chairman
    ----------------------------------

                                   APPENDIX 1

                                      [*]

                                   APPENDIX 2

                      ROTABLES CONTAINED IN JETSPARES POOL

 Part                      Description                           Vendor       ATA       QPA  Comments
======================================================================================================
 0101KPR1                Fuel Preselector (KGS)                  K5294       28.2124      1

 0101KPR2                Fuel Preselector (LBS)                  K5294       28.2124      1     Alt

 0101KPU2                Fuel Processor, Main                    K5294       28.4124      3

 0102KPU2                Fuel Processor , Collector              K5294       28.4121      2

 066-01127-1101          Transponder Mode-S TRA-67A              22373       34.5215      2     Opt

 066-50000-0102          TCAS Computer TPA-61A                   22373       34.4413      1     Opt

 071-50001-8102          Mode-S Antenna ANT-81A                  22373       34.5000      2     Opt

 0733040                 Water Drain Valve, Wing                 U1918       28.1127      8

 0733050                 Water Drain Valve, Wing                 U1918       28.1124      2

 0826KEL03-143           Computer                                K5294       31.3110      1     Repl

 0826KEL03-144           Computer                                K5294       31.3110      1     Repl

 0826KEL03-146           Computer                                K5294       31.3110      1     Repl

 0826KEL03-147           Computer                                K5294       31.3110      1     Repl

 0826KEL04-146           Engine Life Computer Kg                 K5294       31.3110      1     Opt

 0826KEL04-147           Engine Life Computer LBS                K5294       31.3110      1     Opt

 10050-4-4A2220          GNS500 Computer, SRS4                   51752       34.5620      1     Opt

 10060                   Press Switch Avionics                   K0100       21.2214      1

 10061                   Press Switch Q Feel                     K0100       27.2119      2

 10063                   Press Switch Cabin Altitude             K0100       21.3027      1

 101-17                  Heated Water Drain Mast                 K5912       30.7111      2

 10124                   Altitude Switch, APU                    K0100       34.1131      1

 10125                   Altitude Switch, Engine                 K0100       34.1133      1

 10164                   Airspeed SW 160KTS, Q Limiter           K0100       27.2123      1     Repl

 10181                   Airspeed Switch                         K0100       32.6001      1     Alt


 Part                      Description                          Vendor        ATA       QPA  Comments
 =====================================================================================================
 10224-1                 HYD Pressure Transmitter                K0100       29.3114      6

 102EL2BH                TAT (True Air Temp) Sensor              K5459       34.1217      2

 102LAA2                 YAW Actuator                            K5294       22.1314      2

 104273007               Valve                                   K0654       32.5003      1

 104275001               MLG Uplock Jack                         K0654       32.3113      4

 104624001               Assistor Jack, MLG                      K0654       32.3411      2

 104625003               Jack, Downlock LH                       K0654       32.1019      2

 104625004               Jack Downlock RH                        K0654       32.1019      2

 104626002               NLG Retraction Jack                     K0654       32.3211      1

 104627003               Jack, Oleo Lock                         K0654       32.3114      2

 104628003               Main Landing Gear Jack                  K0654       32.3121      2

 104733003               Valve Shut Off                          K0654       32.3214      1

 10600-2-211             GNS 500 Optional Equip Unit             51752       34.5605      1     Opt

 110RAA2                 Servo Motor, Auto Pilot                 K5294       22.1029      3

 110RAA3                 Servo Motor, Pitch, not 100/200         K5294       22.1029      1     Alt

 110RAA4                 Servo Motor Auto Pilot, not 100/200     K5294       22.1029      1     Alt

 114-054                 Ammeter DC, TRU                         K0100       24.3311      2

 114-056                 Ammeter AC, ENG/APU GEN                 K0100       24.2517      3

 114-058                 Fuel Temp Indicator                     K0100       28.4511      1

 114-059                 Duct Temp Indicator                     K0100       21.6014      2

 114-060                 Disch V Indicator                       K0100       21.3021      2     Alt

 114-062                 Ammeter, Battery                        K0100       24.3314      1

 114-158                 Roll Spoiler Indicator                  K0100       27.6227      2

 115-024                 Cabin Temp Indicator                    K0100       21.6017      1

 115-026                 Hyd Press Indicator                     K0100       29.3111      2

 115-033                 Voltmeter DC                            K0100       24.3317      1

 115-035                 Frequency Meter                         K0100       24.2511      1


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 115-221                 HYD Contents Indicator                  K0100       29.3201     2

 115-250                 Voltmeter AC                            K0100       24.2514     1

 11555-6                 GNS 500 Display Unit, SRS 4             51752       34.5613     1      Opt

 11-5900-5               Printed Circuit Board                   OBYW8       25.0000     32

 124-152-3               Oil Press/Temp Indicator                K0100       31.1303     4      Opt

 124-181-1               Twin Brake Press Indicator              K0100       32.4134     2

 124-183                 Oat Indicator                           K0100       34.1611     1

 124-593-2               Flap Indicator                          K0100       27.5067     1

 124-620-1               APU EGT Indicator, -100M                K0100       49.7011     1      Alt

 1295R000                Aileron Disconnect Unit                 U1605       27.1134     1

 1344D000                Cold Air Unit                           U1605       21.5014     2

 150706002               Selector, Airstairs                     K0654       52.6111     1

 160052-1                IDG Panel, Oil Cooler                   70210       24.1114     4

 1703-12                 Airflow Angle Sensor                    83326       27.3337     2

 183661                  Motor, Wscreen Wipe LH                  U1607       30.4224     1      Repl

 183662                  Motor, Wscreen Wipe RH                  U1607       30.4224     1      Repl

 185-102-1               Oil Temp/Qty/Press Indicator            K0100       31.1301     4

 189810                  Trim Jack Rudder                        U1607       27.0000     1

 19100-0101              Global Positioning System Unit          51752                   1      Opt

 1U453-001               VHF Comm Controller                     86887       23.1105     2      Repl

 1U453-002               VHF Comm Controller PRE Ph2             86887       23.1105     2

 1U454-001               VHF NAV Controller                      86887       34.5505     1      Alt

 1U456-001               ADF Controller, Single Sys              86887       34.5353     1      Opt

 1U457-001               ADF Controller, Dual System             86887       34.5323     1

 1U458-001               ATC Controller, Mode A-C                86887       34.5203     1      Alt

 1U459-001               HF Comms Controller 628T-1              86887       23.1215     2      Opt

 1U460-001               Audio Selector                          86887       23.5113     3      Alt


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 1U461-001               NAV Controller with DME tuning          86887       34.5105     2      Opt

 1U462-001               DME Controller                          86887       34.5105     2      Opt

 1U471-001               Audio Selector                          86887       23.5113     3

 1V20161                 Autopilot Disengage Unit                K0400       22.1041     1      Opt

 200102                  Inverter, Static                        07181       24.2414     1

 200662002               Differential Box, NLG                   K0654       32.2012     1

 200885001               L.H. MLG Uplock                         K0654       32.3111     1

 200885002               R.H. MLG Uplock                         K0654       32.3112     1

 200898001               L.H. Door Uplock                        K0654       32.3124     1

 200898002               R.H. Door Uplock                        K0654       32.3125     1

 2-013-000-12            Engine Jet/Exhaust Pipe                 K4342       78.1001     4      Repl

 2-013-000-20            Engine Jet/Exhaust Pipe                 K4342       78.1001     4      Repl

 2-013-000-25            Engine Jet/Exhaust Pipe                 K4342       78.1001     4

 2022550-5-1             TMS Actuator                            70210       76.1201     4      Repl

 2022550-5-3             TMS Actuator                            70210       76.1201     4

 203SUM1                 Height Sensor                           K5294       22.1025     1

 204-1217-0414           Weather Radar TX/RX                     77820       34.4157     1      BendWR

 204-1222-0435           Weather Radar Indicator                 77820       34.4155     1      BendWR

 204-1445-0403           W/Radar Phased Array REA-4A             77820       34.4160     1      Opt

 2067631-5133            Radio Altitude Transceiver              77820       34.4233     1      Opt

 2070058-0701            Radio Altimeter Antenna                 77820       34.4231     2      Opt

 207-06                  W/S Wash Pump, motor                    K5788       30.4314     1      Repl

 209RAA5-10BAF           Servo Mount, Elev Trim 100/200 Sr       K5294       27.3224     1

 209RAA6-135CAF          Servo Mount, Elev/Trim                  K5294       27.1141     1

 209RAA6-175ABC          Servo Mount, Elevator, 300 Srs          K5294       27.1141     2      Alt

 209RAA6-8CEF            Servo Mount, Aileron                    K5294       27.1141     1

 2117576-3               TMS Display                             70210       76.1207     1


 Part                      Description                           Vendor        ATA     QPA  Comments
======================================================================================================
 2117576-4               TMS Display for LF507-1H PPL            70210       76.1207     1      Opt

 2117578-10              TMS Computer LF507-1H PPL               70210       76.1204     1      Opt

 2117578-7               TMS Computer                            70210       76.1204     1      Repl

 2117578-9               TMS Computer ALF502R5 PPL               70210       76.1204     1      Repl

 2117578-9SRS2           TMS Computer                            70210       76.1204     1

 2117608-1               TMS Altitude Sensor                     70210       76.1211     1

 21B107-6A               Stby Gen Controller                     83298       24.2321     1

 22504-13                Oxy Barometric Valve                    53655       35.2011     1

 2313M158-1              W/S/Wiper Motor LH                      K5459       30.4224     1

 2313M158-2              W/S/Wiper Motor RH                      K5459       30.4224     1

 2351A000                Anti-Ice V., Intake                     U1605       30.2117     4

 24188                   Engine Vibration Indicator              K7688       31.1301     1

 2587335-114             Vertical Gyro                           59495       34.2314     2

 2588317-925             Instrument Comparitor                   59495       34.2327     1

 2589419-901             Flux Valve                              59495       34.2124     2

 2591200-901             Compensator                             59495       34.2111     2

 2591201-903             Compass Coupler                         59495       34.2117     2

 2594661-803             RMI                                     59495       34.5507     2      Opt

 2594860-901             Directional Gyro                        59495       34.2121     2

 2764A000                Discharge Valve                         U1605       21.3131     2

 2766A000                Altitude Limiter, 31,000 ft             U1605       21.3130     2

 2767A000                Cabin Press Controller, MB.             U1605       21.3117     1

 2783A000                Cabin Press Controller, IN.             U1605       21.3117     1      Alt

 2900A000                Cabin Press Cotnroller, IN./MB          U1605       21.3117     1      Alt

 29-1997-1               Check Valve, Freight Door               91763       52.3126     2      Frt

 29-1998-1               Valve Plunger, Freight Door             91763       52.3125     1      Frt

 2920A000                Transducer                              U1605


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 29B33-23A               Standby Generator (Sund)                77820       24.0000     1      Alt

 3001-01-111             Triaxial Accellrometer, FDR             +1597       31.3111     1

 30-0837-27              Beacon Assy, Red Upper                  0BYW8       33.4511     1

 30-0837-45              Beacon Assy, White                      0BYW8       33.4511     1      Alt

 30-1401-13              Beacon Assy, Red, Lower                 0BYW8       33.4511     1

 30-1579-1               Strobe, FIN                             0BYW8       33.4516     1

 3015B000                Non Return Valve                        U1605       21.5114     2

 30-1780-1               Lamp                                    0BYW8       33.4601     1

 30-1780-2               Lamp                                    0BYW8       33.4602     1

 30-1809-1               Strobe, Wing Tip.                       0BYW8       33.4514     2

 301ADAFA1               Acceleration Detector                   K5294       22.1321     2

 304ADA1                 Vertical Accelerometer                  K5294       22.1023     1

 3081B000                Non Return Valve                        U1605       21.5054     2

 3335B000                Non Return Valve                        U1605       36.1214     2

 35008-13                Wing O/Heat Control Unit                73168       26.1411     1

 3502B000                Flow Control Valve                      U1605       21.1011     2

 3503B000                Recirculation Valve, Cabin              U1605       21.5061     1

 3508000-282             Inbd Magnetic Level Indic.              U1918       28.4211     2

 3508000-283             Outbd Magnetic Level Indic.             U1918       28.4214     2

 3515000-237             Hydraulic Tank Level Switch             U1918       29.3200     2

 3515000-241             Fuel Level Switch                       U1918       28.2137     9

 3536B000                Fresh Air Valve                         U1605       21.5024     2

 3537B000                Mode Selector Valve                     U1605       21.5057     1

 3545H7                  Rudder Servo Actuator                   K0659       27.2134     2

 3550B000                Relief Valve                            U1605       36.1144     2

 3559B000                Non Return Valve                        U1605       21.5027     2

 361-4071-0401           W/Radar Scanner                         77820       34.4159     1      BendWR


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 3706270                 Valve, W/S/W, Stick Push                U1918       30.4317     2

 3779H1                  Airbrake Valve                          K0659       27.6314     1

 3807H2                  Airbrake Actuator                       K0659       27.6311     1

 3862200-1               Fan Assy (150M & 100M)                  59364       49.2011     1      Alt

 3862200-2               Fan Assy (150M & 100M)                  59364       49.2011     1      Gar

 3862200-3               Fan Assy (150M only)                    59364       49.2011     1      Alt

 4019700-902             A.D.I.                                  K1488       34.2317     2

 401RGUFA2               Rate Sensor, Autopilot                  K5294       22.1317     2

 4030-03-2               Computer Baro/Alt/Rate (GPW)            52013       34.4605     1      Alt

 4034559-901             D.B.I.                                  59495       34.5508     2

 4037539-906             HSI, RD700D                             07187       34.2324     2      Alt

 4045147-906             HSI, RD700M                             59495       34.2324     2      Alt

 4066453-902             Clutch, Pitch Trim Corrctn Srs 300      58960       27.3225     1      Alt

 407-1-32460-000         Transformer                             K1659       24.2121     3

 4101H2                  Roll Spoiler Servo                      K0659       27.6211     2

 4204001                 Power Transfer Unit                     D0079       29.2017     1

 4325C000                Temperature Controller                  U1605       21.6011     2      Repl

 4325C000-002            Temperature Controller                  U1605       21.6011     2

 4353C000                Pre-Cooler, Pylon                       U1605       36.1114     4

 448D100-1               Handset, Cabin, Din Plug                78711       23.5121     2      Alt

 448D300-1               Handset, Cabin, Jack Plug               78711       23.5121     2

 453627                  Pump                                    K4413       29.1017     2      Alt

 46546-507-0             Printed Circuit Board                   K8081       31.5111     1      Repl

 46546-509-0             Printed Circuit Board                   K8081       31.5111     1

 46546-510-0             Printed Circuit Board                   K8081       31.5111     1

 46546-511-0             Printed Circuit Board                   K8081       31.5111     1      Repl

 46546-512-0             Printed Circuit Board                   K8081       31.5111     1      Repl


 Part                      Description                          Vendor         ATA      QPA  Comments
======================================================================================================
 46546-512-0M0D8         PCB, type WS3A65-04 MWS                 K8081       31.5111     1

 46546-513-0             PCB, type WS3A65-05 MWS input           K8081       31.5111     4

 46546-514-0             PCB, type WS3A65-06 MWS                 K8081       31.5111     5

 46546-515-0             Printed Circuit Board                   K8081       31.5111     1      Repl

 46546-517-0             Printed Circuit Board                   K8081       31.5111     1

 46546-518-0             Printed Circuit Board                   K8081       31.5111     1

 46546-523-0             Printed Circuit Board                   K0574       31.5111     1      Repl

 46546-524-0             Printed Circuit Board                   K8081       31.5111     1

 4676C000                ECS Pack                                U1605       21.5011     2

 4679C000                Temp, Control Valve                     U1605       21.6041     2

 4684C000                Condenser                               U1605       21.5017     2      Alt

 4727C000                Temperature Sensor                      U1605       21.5041     2

 4747C000                Valve                                   U1605       21.1011     2      Alt

 48351-101-0             Audible Warning System                  U1611       31.5214     1

 48351-301-0             Panel, CWS, CAA                         K8081       31.5117     1      Alt

 48351-302-0             Panel, CWS, FAA                         K8081       31.5117     1      Alt

 48351-303-0             Panel, Central Warning, CAA             K8081       31.5117     1      Alt

 48351-304-0             Panel, Central Warning, FAA             K8081       31.5117     1      Alt

 48351-308-0             Panel, FAA                              K8081       31.5117     1      Alt

 48351-309-0             Panel, CAA                              K8081       31.5117     1      Alt

 48351-310-0             Panel, CAA                              K8081       31.5117     1      Alt

 48351-311-0             Panel, FAA                              K8081       31.5117     1      Alt

 48351-312-0             Panel                                   K8081       31.5117     1      Alt

 48351-313-0             Panel                                   K8081       31.5117     1      Alt

 48351-314-0             Panel                                   K8081       31.5117     1      Alt

 48351-315-0             Panel                                   K8081       31.5117     1      Alt

 48351-316-0             Panel, SRS 200 Only                     K8081       31.5117     1      Alt


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 48351-323-0             Panel, FRT Non-FAA                      K8081       31.5117     1      Alt

 48351-324-0             Panel, CAA                              K8081       31.5117     1

 48351-325-0             Panel, FAA                              K8081       31.5117     1      Alt

 48351-330-0             Panel, FRT Non-FAA                      K8081       31.5117     1      Alt

 48351-331-0             Panel, FRT Non-FAA                      K8081       31.5117     1      Frt

 501-1-13775-006         Starter Motor, Engine                   K7033       80.1011     4

 503-1-06680-003         Generator                               K7033       24.2117     3

 503-1-06710-000         I.D.G. (Intergrated Drive Gen.)         K1659       24.0000     2      Alt

 503-1-06955-000         Generator + APU Gearbox                 K1659       49.0000     1      Alt

 50652-1                 HYD Pressure TX                         K0100       29.3114     6      Repl

 509-1-02530-001         Transformer Rectifier Unit              K7033       24.3217     2

 513-24660-501           TAS/SAT/TAT Indicator                   03025       34.1214     1

 515CUF2                 Altitude Selector                       K5294       22.1022     1      Repl

 515CUF3                 Altitude Selector                       K5294       22.1022     1

 516CUF1                 Navigation Selector                     K5294       34.5509     1

 520696                  PTU                                     K4413       29.2017     1      Alt

 520827                  STBY Gen. Controller (Vickers)          K4413       24.2321     1

 520831                  Pump                                    K4413       29.2011     1      Alt

 520833                  AC Hydraulic Pump LRU                   K4413       29.2011     1

 522-1936-049            Indicator                               4V792                   2

 522-2615-006            ADF Loop Antenna                        4V792       34.5301     2

 522-2996-011            Marker Receiver                         4V792       34.3315     1

 522-3443-000            HF Coupler, type 490T1                  4V792       23.1223     2      RC

 5234-02                 PCB, Fire Detection                     25693       26.1111     1

 544654-6                Actuator, ECS Temp Ctrl Valve           70210       25.6024     2

 568-1-25663-001         Hydraulic Fuel Pump                     K7033       28.1324     2

 568-1-25665-001         Fuel Boost Pump                         K7033       28.2221     4


 Part                      Description                          Vendor         ATA      QPA  Comments
======================================================================================================
 5688C000                Solenoid                                U1605       30.2117     4      Alt

 57333-012               Fire Extinguisher Engine                K1536       26.2011     9

 60-2388-101             Drive Pack, Tail Strobe                 0BYW8       33.4517     1

 60-3550-1               Power Unit, Emergency Lights            0BYW8       33.5021     6

 612-1-43044             FLT Data Recorder Panel                 K6036       31.3114     1

 622-1181-001            VHF Transceiver                         4V792       23.1115     2      Alt

 622-1181-002            Transceiver                             4V792       23.1115     2      Opt

 622-1181-003            Transceiver                             4V792       23.1115     2      Opt

 622-1396-101            VHF Comms TX/RX                         4V792       23.1115     2

 622-2224-001            ATC Transponder Mode A-C                4V792       34.5215     2      Alt

 622-2921-002            DME Interrogator                        4V792       34.5113     2

 622-3255-001            VHF Nav RX                              4V792       34.5515     2

 622-3257-001            VHF Navigation RX                       4V792       34.5515     2      Alt

 622-3371-001            HF Transceiver Type 628T1               4V792       23.1217     2      Alt

 622-3890-002            RAD Alt TX/RX                           4V792       34.4223     1

 622-4096-002            PAX Address Amplifier                   4V792       23.3113     1      RC

 622-4160-015            RAD Alt Indicator                       4V792       34.4217     2

 622-5272-001            HF Transceiver, HFS 700 Analoque        4V792       23.1217     1      Alt

 622-5377-001            HF Transceiver, type 628T-2A            4V792       23.1217     2      Opt

 622-6827-002            HF Comms Controller                     4V792       23.1238     1      Alt

 622-7878-201            Transponder Mode "S" with TCAS          4V792       34.5215     2      RC

 622-8971-012            TCAS Computer                           4V792       34.4413     1      Repl

 622-8971-020            TCAS Computer                           4V792       34.4413     1      Opt

 635012                  Actuator Latch, Freight Door            91763       52.3141     8      Frt

 635013                  Actuator Lock, Freight Door             91763       52.3140     1      Frt

 64-66350                Standby Altitude Indicator              K0663       34.2411     1      Alt

 650-1-14040-009         Flight Data Recorder                    K6036       31.3127     1      Repl


 Part                      Description                          Vendor         ATA      QPA  Comments
=======================================================================================================
 650-1-14040-012         Flight Data Recorder                    K6036       31.3127     1      Repl

 650-1-14040-109         Flight Data Recorder                    K6036       31.3127     1      Repl

 650-1-14040-112         Flight Data Recorder                    K6036       31.3127     1

 650-1-14040-209         Flight Data Recorder                    K6036       31.3127     1      Alt

 6508-4                  Windshear Computer                      83326       34.2553     1      Opt

 65-56298-1              Actuator Main, Freight Door             91763       52.3131     2      Frt

 658SUE5                 Monitor Computer, CAT 2                 K5294       22.1017     1      Repl

 658SUE6                 Monitor Computer, CAT II                K5294       22.1017     1

 6610M43                 Conditioner                             K7688       77.3200     1      Repl

 6610M44                 Signal Conditioner                      K7688       77.3200     1

 6711-02100              Dimmer, Cockpit Lights                  K0653       33.1214     2

 6711-02200              Dimmer, Cockpit Lights                  K0653       33.1215     5

 6711-02300              Dimmer, Cockpit Lights                  K0653       33.1216     1

 676001003               Flap Screw Jack                         K0654       27.5034     2

 676001004               Flap Screw Jack                         K0654       27.5044     2

 676101005               Flap Hyd Control Unit                   K0654       27.5021     1

 676201010               Torque Limiter, Flaps                   K0654       27.5041     1      Alt

 676201011               Torque Limiter, Flaps                   K0654       27.5031     2      Alt

 676201012               Torque Limiter, Flaps                   K0654       27.5041     1      Alt

 676201013               Torque Limiter, Flaps                   K0654       27.5041     1

 676201014               Torque Limiter, Flaps                   K0654       27.5031     2

 676201015               Torque Limiter, Flaps                   K0654       27.5041     1

 676301003               Gear Unit                               K0654       27.5049     1

 676301004               Gear Unit                               K0654       27.5049     1

 676501001               Pitch Trim Correction Unit (Srs 300)    K0654       27.5024     1

 676601003               Asymetry Brake, Flaps                   K0654       27.5051     1

 676601004               Asymetry Brake, Flaps                   K0654       27.5052     1


 Part                      Description                          Vendor         ATA      QPA  Comments
======================================================================================================
 676801007               Flap Electronic Controller              K0654       27.5017     1

 676801008               Controller                              K0654       27.5017     1      Alt

 676901002               Pilots Command Signal Unit              K0648       27.5014     1

 697902E                 Press S/W APU G/Box 728403              97896       24.1312     1

 700-1-22490-400         Generator Control Unit                  K7033       24.2114     3      Repl

 700-1-22490-420         Generator Control Unit                  K7033       24.2114     3      Alt

 700-1-22490-500         Generator Control Unit                  K7033       24.2114     3      Repl

 700-1-22490-520         Generator Control Unit                  K7033       24.2114     3

 710-13300-2146          Cabin Press Controller, MB.             U1585       21.3117     1      Repl

 710-13300-2246          Cabin Press Controller, IN.             U1585       21.3117     1      Repl

 71149-3                 Selector Valve, Stby Gen (Vickers)      K4413       24.2331     1

 715745                  Full Flow Relief Valve                  K4413       29.1021     2

 715750                  Pump, DC (Bare)                         K4413       29.0000     1      Alt

 715776                  Pump, AC Hydraulic                      K4413       29.2011     1      Repl

 715873A                 Pump, AC Hydraulic                      99167       24.2324     1      Repl

 715874A                 Standby Generator Assy                  99166       24.2324     1

 716853                  PTU                                     K4413       29.2017     1      Repl

 716884                  Thermal Relief Valve                    K4413       29.1022     1

 716946                  Power Transfer Unit LRU                 K4413       29.2017     1      Repl

 716951                  DC Hydraulic Pump LRU                   K4413       29.0000     1

 716988                  Hydraulic Pump Assy                     K4413       29.1017     2

 720-15900-906           Cabin Pressure Indicator                03025       21.3011     1

 72-130003-001           Avionics Smoke Detector                 15801       26.1322     1

 728403B                 Adaptor Assy APU Gearbox                99166       24.1300     1      Repl

 728403C                 APU Generator Gearbox                   99166       24.1300     1      Gar

 728471A                 Unit - Constant Speed Drive             99167       24.1117     2      Repl

 728471B                 Constant Speed Drive (CSD)              99167       24.1117     2


 Part                      Description                         Vendor         ATA       QPA  Comments
=======================================================================================================
 740SUE10-8              Auto Pilot Computer SRS 100/200         K5294       22.1011     1

 740SUE8-6               AP Computer SRS 100/200                 K5294       22.1011     1      Alt

 740SUE9-7               Auto-Pilot Computer SRS 300             K5294       22.1011     1      Alt

 741SUE3                 YAW Computer                            K5294       22.1311     2

 77-000-001              Damper Rudder & Elevator Trim           K5078       27.1201     2

 772-5005-005            ADI, 329B-8J                            4V792       34.2317     2      Alt

 777-1397-010            H.S.I.                                  4V792       34.2325     2

 777-1492-004            ADF Receiver                            4V792       34.5315     2

 7913003K                LP Valve, Fuel                          U1918       28.1344    10

 7940005H                Valve, Water                            U1918       38.1014     1

 7940023F                Valve                                   U1918       38.1011     2      Repl

 7940066F                Valve, Water                            U1918       38.1011     3

 80-10-0976PORT          Navigation Light Assy                   +0111       33.4210     1

 80-10-0976STBD          Navigation Light Assy                   +0111       33.4210     1

 801CUF3                 Autopilot Controller                    K5294       22.1015     1

 801CUF4                 Autopilot Controller                    K5294       22.1015     1      Alt

 8056014-0401            WR Check List Controller                77820       34.4100     1      BendWR

 8-060-02                PCB, L/Gear Etc                         08748       39.7001    18

 823CUF2                 Autopilot Mode Selector                 K5294       22.1019     1

 83-000-002              Damper Elevator                         K5078       27.3124     1

 9-127-48                Fuel Flowmeter TX                       08748       71.0010     4

 915-8D52                Hand Pump, Freight Door                 86768       29.0000     1      Frt

 9201000-226             Oil Contents TX                         U1918       79.3301     4

 9201000-243             Hydraulics Contents TX                  U1918       29.3202     2

 9-328-19                Fuel Flow Indicator, KGS                08748       31.1301     4

 9-328-20                Fuel F/MTR Indicator, LBS               08748       31.1301     4      Alt

 93A100-30               Cockpit Voice Recorder                  03003       23.7115     1


 Part                      Description                           Vendor        ATA      QPA  Comments
=======================================================================================================
 93A100-80               Cockpit Voice Recorder (CVR)            06141       23.7115     1      Alt

 93A151-20               CVR Controller                          03003       23.7111     1

 9594-614-01306          Ground Proximity Warning (GPW)          F6170       34.4617     1      Alt

 9599-607-14916          RAD Alt Transceiver                     F6170       34.4213     2      Opt

 9599-607-14931          Radio Altimeter TX/RX                   F6170       34.4213     2      Opt

 965-0412-002            Computer Baro/Alt/Rate                  97896       34.4605     1

 965-0476-088            Ground Prox Warning Computer            99166       34.4617     1

 971-4193-001            Accelerometer                           99167       31.3111     1      Repl

 980-6005-076            CVR                                     97896       23.7115     1      Alt

 9840074K                Fuel Non Return Valve                   U1918       28.1334     7

 9843043H                Fuel Non Return Valve                   U1918       28.1317    10

 A14631                  W/S Panel C Damper Strut                U1918       56.1032     2

 A31-2286-01-140         ADF Coupler                             K0668       34.5305     1

 A31-2288-01-576         ADF Equaliser, 100/200 Srs              K0668       34.5309     1

 A31-2288-01-624         ADF Equaliser, 300 Srs                  K0668       34.5309     1      Alt

 A62080-1                Valve, Freight Door                     81982       52.3124     2      Frt

 A62080-6                Valve, Freight Door                     81982       52.3123     1      Frt

 A703CS                  Contactor                               74063       80.1014     5      Repl

 A703CSM                 Contactor, Starter                      74063       80.1014     5

 A712RS                  Contactor, External DC                  74063       80.1017     3

 A848MLS                 Contactor, APU                          74063       49.4000     1

 A957CS                  Contactor                               74063       24.3214     5      Repl

 A957CSD                 Contactor                               74063       24.3214     5

 AA15504-11-005          Central Audio Unit                      K0668       23.5117     1

 AC65180                 Pressure Regulating Valve               K1037       36.1137     2

 AC65184                 Pressure Regulating Valve               K1037       38.4011     1

 AC65716                 Solenoid Valve                          K1037       32.4121     1


 Part                      Description                           Vendor        ATA      QPA  Comments
=======================================================================================================
 AC65718                 Solenoid V. Brakes                      K1037       32.4124     3

 AC67070                 Brake Temperature Indicator             K1037       32.4411     1

 AC67650                 Dual Adaptive Valve, Brakes             K1037       32.4117     4

 AC67652                 Anti-Skid Controller                    K1037       32.4147     1      Repl

 AC67726                 Brake Control Valve                     K1037       32.4114     2

 AC67728                 Brake Control Valve                     K1037       32.4115     2

 AC67764                 P.R.V. - Stick Push                     K1037       27.3354     1

 AC69076                 Door Damper, FWD                        K1037       52.4014     2

 AC69078                 Valve                                   K1037       38.4011            Opt

 AC69096                 Anti-Skid Controller                    K1037       32.4147     1      Repl

 AC69138                 Door Damper, Rear                       K1037       52.4024     2

 ACA1316                 Stock Pusher Ram                        K1037       27.3317     1

 ACM28076                Wheelspeed Transducer                   K1037       32.4144     4

 ACM28248                Shuttle Valve, Water System             K1037       36.1141     1

 ACM29100                Fuse Hydraulic                          K1037       32.4141    10      Alt

 ACM30336                Rudder Compensator Damper               K1037       27.2141     1

 ACM30506                Hydraulic Fuse                          K1037       32.4141    10

 AE20556                 Anti-Skid Control Box                   K1037       32.4147     1      Alt

 AE20558                 Anti-Skid Control Box                   K1037       32.4147     1

 AHM8077                 Motor, Brake Fan                        K1037       32.4314     4

 AIR91652-0              Selector Valve, Emerg. L/G              K0667       32.3311     2

 AIR91654-0              Non Return Valve                        K0667       29.0971     6

 AIR91656-0              Non Return Valve (100/200 only)         K0667       29.0972     9

 AIR91658-0              Non Return Valve                        K0667       29.0974     3

 AIR91660-0              Non Return Valve                        K0667       29.0973     2

 AIR91662-2              PNEU. Relief V. Hyd Tank                K0667       29.1111     2

 AIR91666-0              Accumulator, Airstairs                  K0667       29.2021     2


 Part                      Description                           Vendor        ATA      QPA  Comments
=======================================================================================================
 AIR91712-0              Actuator, Stby Gen H/EX                 K0667       24.2311     1

 AIR91748-1              Lift Spoiler Valve                      K0667       27.6117     2

 AIR91762-0              Flow Control Valve, PTU                 K0667       29.2024     1      Repl

 AIR91762-1              Flow Control Valve, PTU                 K0667       29.2024     1

 AL00103                 Linear Actuator, Stage Two Baul         K0023       76.1001     1

 BOOA213146              Cabin Press Controller, In.             U1585       21.3117     1      Alt

 BOOA213147              Cabin Press Controller, Mb.             U1585       21.3117     1      Alt

 BOOA214268A             Pressure Reducing Valve                 U1585       36.1111     4      Repl

 BOOA214269A             Temperature Control Valve               U1585       36.1117     4

 BOOA214275A             Valve, Discharge, 31,000ft              U1585       21.3031     2      Alt

 BO1A214271A             Duct Relief Valve                       U1585       36.1131     4

 BO1A214272A             Airframe Anti-Ice Valve                 U1585       30.1117     6      Repl

 BO3A2-14267A            Discharge Valve                         K1110       21.3031     2      Repl

 BO4A213099A             Control Panel, Pressurisation           U1585       21.3014     1      Repl

 BO4A218021A             Temperature Sensor                      U1585       36.1121     4

 BO5A213099A             Control Panel, Pressurisation           U1585       21.3014     1      Alt

 B1620MK19               Stick Shaker Motor                      K5288       27.3311     2

 B345LS                  Contactor for Switching Generators      74063       24.2111     5

 B92881                  Fan                                     K7776       21.2211     1      Repl

 C201-1500-1             Solenoid Valve, Rain Repel              K7243       30.4517     2

 C81506-2                Signal Summing Unit Warning 100         83326       27.3324     2      Alt

 C81506-3                Signal Summing Unit Warning 200         83326       27.3324     2

 C81506-4                Signal Summing Unit Warning 300         83326       27.3324     2      Alt

 C81606-2                SSU - Stall Ident 100 srs               83326       27.3341     2      Alt

 C81606-5                SSU - Stall Ident 200 srs               83326       27.3341     2

 C81606-6                SSU - Stall Ident 300 srs               83326       27.3341     2      Alt

 CG7PT2                  Smoke Detector, Toilet                  +0225       26.1313     2


 Part                      Description                           Vendor        ATA      QPA  Comments
======================================================================================================
 D103549                 Fan, AC Pump H/Exchanger                K7776       29.2007     1

 D104219                 Fan, Avionics Cooling                   K7776       21.2211     1

 D1150-10A               Heat Exch., Stby Gen.                   U1603       24.2327     1

 D1151-10A               Heat Exch., AC Pump                     U1603       29.2014     1

 D11842                  Airspeed Transducer                     K1474       31.3117     1

 D11852                  Altitude Transducer                     K1474       31.3121     1      Alt

 D11975                  Air Data Unit                           K5294       22.2011     2      Repl

 D11986                  Airspeed Sensor, Stall                  K1474       27.3367     2

 D17862-105              Valve/CYC Assy, Slide                   70167       21.6041     4

 D183661                 Motor, Wscreen Wipe LH                  U1607       30.4224     1      Repl

 D183662                 Motor, Wscreen Wipe RH                  U1607       30.4224     1      Repl

 D30603-103              Slide/Raft Assembly                     70167       25.6024     4      Opt

 D31050-101              Evacuation Slide Assy                   70167       25.6024     4      Repl

 D31050-103              Evacuation Slide Assy                   70167       25.6024     4

 D5342                   Solenoid, Flap Baulk                    K0642       76.1111     3

 D60151                  Air Data Unit                           K5294       22.2011     2

 D60299                  Altitude Transducer (012 FDR)           K1474       31.3121     1

 D7BS                    Contactor                               74063       24.2317     3

 D92098                  Fan, Cabin Louvre                       K7776       21.2111     1

 D93641                  Fan, AC Pump H/Exchanger                K7776       29.2007     1      Repl

 DMELT8-1                Emergency Locator TX                    85226       25.6131     1      Opt

 E327AD                  External Power Monitor                  74063       24.4011     1

 E327Y                   External Power Monitor                  74063       24.4011     1      Repl

 E37040D                 Detector                                K5459       30.3111     1

 E37040S                 Detector AC, Stall Ident                K5459       30.3114     7

 ES113-03                Valve, Stall                            K0414       27.3334     2

 F103823                 Avionics Cooling Fan                    K7776       21.2211     1      Repl


 Part                      Description                           Vendor        ATA      QPA   Comments
=======================================================================================================
 FC129MK2                Coupling                                K0279       28.2117     1      Repl

 FCMX129MK2              Coupling, Refuel                        K0279       28.2117     1

 FR2213                  Light/Smoke Detector                    +2030       26.1321     7      Frt

 G6124                   ADF Controller, Dual Sys                99837       34.5316     2      Opt

 G6481-01                VHF Nav/Dme Controller                  99837       34.5105     2

 G6990-13                ATC Cont., Mode 's' with TCAS           99837       34.5203            Opt

 H301BDM1                Stby Altitude Indic.                    F6306       34.2412     1

 HC271H0027-018          Compensator, Aileron L/H                K0400       27.1114     1

 HC271H0027-020          Compensator, Aileron R/H                K0400       27.1114     1

 HC271H0196-006          Trim Jack, Aileron                      K0400       27.0000     2

 HC271H0196-008          Trim Jack, Elevator LH                  K0400       27.0000     1

 HC271H0196-010          Trim Jack, Elevator RH                  K0400       27.0000     1

 HC271H0267-008          Gear                                    K0400       27.0000     1      Repl

 HC271H0267-009          Gear                                    K0400       27.0000     1

 HC271H0267-010          Gear                                    K0400       27.0000     1      Repl

 HC271H0267-011          Gear                                    K0400       27.0000     1

 HC272H0045-006          QPOT, Elevator                          K0400       27.3111     1

 HC272H0118-000          Gearbox, Rudder Trim                    K0400       27.2211     1

 HC272H0220-006          QPOT Assembly Rudder                    K0400       27.2117     1      Repl

 HC272H0220-010          QPOT Assembly Rudder                    K0400       27.2117     1

 HC272H0380-004          Trim Jack Rudder                        K0400       27.0000     1      Repl

 HC273H0548-000          Gearbox Elevator trim 100/200 Srs       K0400       27.3211     1

 HC273H0548-004          Gearbox Elevator trim 100/200 Srs       K0400       27.3211     1      Alt

 HC273H0608-000          Gearbox Elevator Diff 300 Srs           K0400       27.3211     1      Alt

 HC273H0615-000          Gearbox Elevator 300 Srs                K0400       27.3211     1      Alt

 HC273H0615-004          Gearbox Elevator 300 Srs                K0400       27.3211     1

 HC273H0639-000          Elevator Spring Strut                   K0400       27.0000     1      Alt


 Part                      Description                           Vendor        ATA      QPA  Comments
=======================================================================================================
 HC273H0639-002          Elevator Spring Strut                   K0400       27.0000     1

 HC275H0148-000          Pitch Trim Correction Unit Srs 300      00000       27.5024     1      Alt

 HC275H0157-000          PTCU Angle Drive Srs 300                K0400       27.0000     1      Alt

 HC396H0480-000          Printed Circuit Board                   K0400                   1

 HC396H0481-000          Printed Circuit Board S300              K2448       27.0000     1      Alt

 HC396H0481-002          Printed Circuit Board S100/200          K2448                   1

 HC396H0482-000          P.C.B. Starter Motor latching           K2448       31.0000     1      Opt

 HC396H0491-000          P.C.B. MWS Inhibit                      K2448       31.0000     2

 HC396H0494-000          PCB: CAT3 Logic For 75ft DH.            K2448       39.0000     1      Opt

 HC396H0540-002          Printed Circuit Board                   K0400       24.0000     4

 HC396H0542-000          Printed Circuit Board                   K2448       39.6029     1      Frt

 HC396H0544-002          Printed Circuit Board                   K2448       31.5112     1

 HC396H0545-000          Printed Circuit Board Srs 300           K0400       31.5113     1

 HC396H0547-000          Printed Circuit Board Srs 300           K0400       31.5275     1

 HC396H0548-000          Printed Circuit Board Srs 300           K0400       31.5275     1

 HC761C0015-000          Compensator, 100/200 Srs                K0400       76.1105     4      Repl

 HC761C0015-002          Compensator, 100/200 Srs                K0400       76.1105     4      Repl

 HC761H0307-002          Compensator, 100/200 Srs                K0400       76.0000     4

 HC921H0448-000          PCB, Auto Lift Spoilers                 K2448       39.6001     1      Alt

 HC921H0448-002          PCB, Auto Lift Spoilers                 K0400       39.6001     1

 HC921H0449-004          P.C.B. Crew Call Logic                  K0400       39.6002     2      Alt

 HC921H0449-008          Printed Circuit Board                   K0400       39.6002     1

 HC921H0449-010          Printed Circuit Board                   K0400       39.6002     2

 HC921H0450-000          P.C.B. Airbrake Control Amplifier       K0400       39.6003     1      Repl

 HC921H0450-002          P.C.B. Airbrake Control Amplifier       K0400       39.6003     1

 HC921H0451-006          PCB, Airbrake Control                   K2448       39.6004     1      Repl

 HC921H0451-009          PCB, Airbrake Control                   K2448       39.6004     1      Repl


 Part                      Description                          Vendor         ATA    QPA   Comments
======================================================================================================
 HC921H0451-010          PCB, Airbrake Control                   K2448       39.6004     1

 HC921H0453-000          Printed Circuit Board                   K0400       39.6012     2

 HC921H0454-000          P.C.B. Catt II Logic                    K0400       39.6005     1      Repl

 HC921H0454-002          P.C.B. Cat II Logic                     K0400       39.6005     1

 HC921H0455-000          P.C.B. Marker Lamp Driver               K0400       39.6006     1      Repl

 HC921H0455-002          P.C.B. Marker Lamp Driver               K0400       39.6006     1

 HC921H0456-000          Printed Circuit Board                   K0400       31.0000     1

 HC921H0457-000          Printed Circuit Board                   K0400       31.0000     2

 HC921H0458-000          P.C.B. Fligh Annunciators               K0400       39.6009            Alt

 HC921H0458-002          P.C.B. Fligh Annunciators               K0400       39.6009     8

 HC921H0460-000          Printed Circuit Board                   K0400       31.0000     2

 HC921H0461-004          P.C.B. A.D.I.                           K0400       24.0000     2      Repl

 HC921H0461-006          P.C.B. A.D.I.                           K0400       24.0000     2

 HC921H0461-008          P.C.B. A.D.I. (with Windshear)          K0400       31.0000     2      Opt

 HC921H0462-002          Printed Circuit Board                   K0400       39.6012     5

 HC921H0463-000          Printed Circuit Board                   K0400       39.6013     1

 HC921H0464-000          Printed Circuit Board                   K0400       39.6014     1

 HC921H0467-000          PCB, (QPA = 3 Pre CIII)                 K0400       31.5115     6

 HC921H0469-002          Printed Circuit Board - datanav         K0400       39.6000     1      Repl

 HC921H0469-003          Printed Circuit Board - datanav         K0400       39.6000     1      Opt

 HC921H0469-004          Printed Circuit Board - datanav         K0400       39.6000     1      Alt

 HC921H0470-000          Printed Circuit Board                   K0400       39.6019     1

 HC921H0471-000          Printed Circuit Board                   K0400       31.0000     1

 HC921H0472-004          P.C.B. Stall Ident comparitor           K0400       39.6016     2      Repl

 HC921H0472-006          P.C.B. Stall Ident comparitor           K0400       39.6016     2

 HC921H0472-008          P.C.B. Stall Ident comparitor           K0400       39.6016     2      Alt

 HC921H0473-000          PCB, numerous warnings                  K0400       39.6017     9


 Part                      Description                          Vendor         ATA      QPA  Comments
=======================================================================================================
 HC921H0476-000          PCB, Flt Idle Baulk                     K0400       39.6018     1      Repl

 HC921H0476-002          PCB, Flt Idle Baulk                     K0400       39.6108     1      Opt

 HC921H0478-000          Printed Circuit Board                   K0400       39.6020     1

 HC921H0595-006          Printed Circuit Board                   K0400       39.6015     2      Alt

 HC921H0595-008          Printed Circuit Board                   K0400       39.6015     1      Alt

 HC921H0595-010          Printed Circuit Board                   K0400       39.6015     2

 HC921H1782-000          Transformer (TQF)                       K0400       25.0000     1      Opt

 HE71053                 Heater, Water                           K1785       38.1027     2

 HP1138200-1             Selector Valve, Stanby Generator        84685       24.2331     1      Alt

 HTE1451-1               Actuator, Double, Fuel X-Feed           K2617       39.4012     1

 HTE210014               Actuator, Single, (HYD)                 K2617       39.4011     7

 HTE250034               Flight Deck Boost Valve                 K2617       21.5071     1

 HTE250076               Valve, Anti-ice                         K2617       30.1117     6

 HTE365-4                NRV, APU Air to ECS Pack                K2617       49.5041     1

 HTE4344-1               NRV, Stall Sys Toilet Flush             K2617       38.4017     6

 HTE4345-1               NRV, Hyd Tanks, Stall Sys               K2617       29.1117     4      Repl

 HTE 4345-2              NRV, Hyd Tanks, Stall Sys               K2617       29.1117     4

 HTE4373-1               NRV, Engine Bleed Air                   U1585       36.1134     4      Repl

 HTE4373-2               NRV, Engine Bleed Air                   U1585       36.1134     4

 HTE4855-1               NRV, Air Release                        K2617       28.2224     1

 HTE530004-1             Toilet Flushing Valve                   K2617       38.3231     2

 HTE9082-1               Actuator, Single, (Fuel/Water)          K2617       39.4011     7

 HTE9084                 Actuator                                K2617       30.1117     6

 HTE9181-1               Valve Assy, Ram Air                     K2617       21.5111     1

 HTE920026               Valve Assy  Stall Warn                  K2617       29.2027     1

 HTE9479-2               Valve Assy, Stby Generator              K2617       29.2031     1      Repl

 HTE9479-3               Valve Assy, Stby Generator              K2617       29.2031     1


 Part                      Description                          Vendor         ATA       QPA  Comments
=======================================================================================================
 HTE9490-3               Valve Assy, Selector MLG                K2617       32.3017     1      Alt

 HTE9490-4               Valve Assy, Selector MLG                K2617       32.3017     1

 HTE9526                 Valve, Pneumatic Relief                 K2617                   1

 HTE9531-2               Valve Assy, EDP Isolating               K2617       29.1014     2      Alt

 HTE9531-3               Valve Assy, EDP Isolating               K2617       29.1014     2

 HTE9635-2               Valve Assy, Park Brake, PTU             K2617       29.2027     3      Repl

 HTE9635-3               Valve Assy, Park Brake, PTU             K2617       29.2027     3

 HTE9783-1               Valve                                   K2617       38.3221     1

 K95677                  Indicator, Pax Supply (man sys)         U1936       35.2014            Alt

 KCA0105W                Standby Compass                         K5294       34.2211     1

 MAP903-001              Pressure Reducing Valve                 U1585       36.1111     4

 MC10-06-100             Crew Mask                               F5431       35.1037     2

 MC10-06-120             Crew Mask                               F5431       35.1037     3      Alt

 M1585161-2              Radar RX/TX                             58960       34.4121     1      HIWR

 M1585162-2              Radar Indicator                         58960       34.4127     1      HIWR

 M1585164                Radar Antenna                           58960       34.4111     1      HIWR

 M1585397-55             Computer, Datanav III                   59495       34.4134     1      Opt

 M1585399-2              Controller, Datanav III                 58960       34.4137     1      Opt

 NA138-714A              Selcal                                  +2436       23.2215     1      Alt

 NA138714B               Selcal                                  +2436       23.2215     1      Alt

 NF0075-1705MK3          Ice Detector                            K0672       30.8111     1

 NF0075-2600             W/S Heat Control PCB                    K0672       30.4111     4      Repl

 NF0075-3600             W/S Heat Control PCB                    K0672       30.4111     4

 NF20216-151             Windscreen Panel B LH                   K0672       56.1021     1      Repl

 NF20216-152             Windscreen Panel B RH                   K0672       56.1021     1      Repl

 NF20216-155             Windscreen Panel C LH                   K0672       56.1031     1

 NF20216-156             Windscreen Panel C RH                   K0672       56.1031     1


 Part                      Description                          Vendor        ATA       QPA  Comments
=======================================================================================================
 NF20216-245             Windscreen Panel A LH                   K0672       56.1011     1

 NF20216-246             Windscreen Panel A RH                   K0672       56.1011     1

 NF20216-401             Windscreen Panel B LH                   K0672       56.1021     1

 NF20216-402             Windscreen Panel B RH                   K0672       56.1021     1

 NF20216-95              Windscreen Panel C LH                   K0672       56.1031     1      Repl

 NF20216-96              Windscreen Panel C RH                   K0672       56.1031     1      Repl

 P###-##-####            Jack, Lift Spoiler                      K0648       27.6111     6      Repl

 P###-##-####            Jack, Lift Spoiler                      K0648       27.6111     6

 P###-##-####            Damper, Elevator                        K0648       27.7014     2

 P###-##-####            Damper, Aileron                         K0648       27.7011     2

 QP122A                  Q Pitot Head                            U1746       27.2121     1      Repl

 QP122B                  Q Pitot Head                            U1746       27.2121     1

 SC2253A                 Selcal                                  F6168       23.2215     1

 SLZ7003A                Vertical Speed Indicator                10639       34.1511     2

 WKA36680-1              Cylinder, Oxy. 1870 LT                  U1936       35.1011     1      Repl

 WKA36682-1              Oxygen Charge Valve                     K1536       35.1017     1

 WKA36684-1              Oxygen Isolation Valve                  K1536       35.1027     1      Repl

 WKA36684-2              Oxygen Isolation Valve                  K1536       35.1027     1

 WKA36685                Oxy. Pressure Relief Valve              U1936       35.1034     1

 WKA36686                Oxygen Isolation Valve                  K1536       35.2011     2

 WKA36692-1              Cabin Oxygen Bottle                     U1936       35.3014     2

 WKA36693-1              Cylinder, Oxy, 3200 LT                  U1936       35.1012     2      Repl

 WKA36693-2              Cylinder, Oxy, 3200 LT                  U1936       35.1012     2

 WKA37577                Oxygen Non Return Valve                 U1936       35.0917     1

 WL0101KID1              Fuel Indicator, KG, Collector Tank      K5294       28.4114     4

 WL0101KID2              Fuel Indicator, LBS, Collector Tank     K5294       28.4114     4      Alt

 WL0201KID1              Fuel Indicator, KG, Wing, PE            K5294       28.4111     4


 Part                      Description                          Vendor        ATA       QPA  Comments
======================================================================================================
 WL0201KID2              Fuel Ind, KG, Main/Refuel Panels, P     K5294       28.4112     2

 WL0201KID3              Fuel Indicator, LBS, Wing, PE           K5294       28.4111     4      Alt

 WL0201KID4              Fuel Ind, LBS, Main/Refuel Panels       K5294       28.4112     2      Alt

 WL106AMA20              Air Speed Indicator                     K5294       34.1411     2      Repl

 WL106AMA7               Air Speed Indicator Analogue            K5294       34.1411     2      Alt

 WL1107AMMS4             Servo Altimeter                         K5294       34.1314     2

 WL1704AM1               Non Servo Altimeter                     K5294       34.1311     1

 WL604AMA12              Air Speed Indicator SRS 100             K5294       34.1411     2      Alt

 WL604AMA22              Air Speed Indicator SRS 200             K5294       34.1411     2      Alt

 WL604AMA23              Air Speed Indicator SRS 300 CAA         K5294       34.1411     2      Repl

 WL604AMA24              Air Speed Indicator SRS 300 CAA         K5294       34.1411     2      Repl

 WL604AMA25              Air Speed Indicator SRS 200 FAA         K5294       34.1411     2      Alt

 WL604AMA26              Air Speed Indicator SRS 200 CAA         K5294       34.1411     2

 WL604AMA27              Air Speed Indicator SRS 100 FAA         K5294       34.1411     2      Alt

 WL604AMA28              Air Speed Indicator SRS 100 CAA         K5294       34.1411     2      Alt

 WL604AMA29              Air Speed Indicator SRS 300 CAA         K5294       34.1411     2      Alt

 WL604AMA30              Air Speed Indicator SRS 300 FAA         K5294       34.1411     2      Alt

 WL651RSA5               N2 Indicator for LF502 R5               K5294       31.1301     4

 WL651RSA6               N2 Indicator for LF502 R3 & R5          K5294       31.1301     4      Alt

 WL706RSA4               EGT Indicator                           K5294       31.1301     4

 WL706RSA5               EGT Indicator, Bump Rated               K5294       31.1301     4      Opt

 WL719RSA1               N1 Indicator                            K5294       31.1301     4

 WL719RSA4               N1 Indicator, Bump Rated                K5294       31.1301     4      Opt

 WP207                   W/S Wash Pump                           K5788       30.4314     1

                                   APPENDIX 3

                              CERTAIN DEFINITIONS

1.       "JetSpares Rate" shall mean US $[*]                         per Flight
         Hour based on the assumption that ASA achieves a utilization of [*]
                     Flight Hours and    [*]                   Flight Cycles
         per annum on each of the Applicable Aircraft. Avro reserves the right to vary the JetSpares Rate in the event that the actual utilization of
         ASA differs by more than    [*]                        in either
         Flight Hours or Flight Cycles from this stated utilization or the
         fleet size varies from  [*]      aircraft.  The JetSpares Rate shall
         be varied in respect of the changes in economic conditions between 1st January 1995 and 1st January in each subsequent year. The price shall be fixed annually from the 1st January each year for the duration of this Agreement.

2.       "Escalation Formula" shall mean the following formula:

                  P=Po([*]BW+[*]BM+[*]AW+[*]AM)
                          --    --    --    ---
                          BWo   BMo   AWo   AMo

         where

         P       = JetSpares Rate as varied by this Clause

         Po      = JetSpares Rate

         BWo     = The UK Earnings Index, averaged for 3 months up to and including January
                   1995

         BW      = The revised UK Earnings Index

         BMo     = The UK Materials Index, averaged for 3 months up to and including January
                   1995

         BM      = The revised UK Materials Index

         AWo     = The US Earnings Index, averaged for 3 months up to and including January
                   1995

         AW      = The revised US Labor Index

         AMo     = The revised US Materials Index, averaged for 3 months up to and including
                   January 1995

         AM      = The revised US Materials Index

         K       = 1

         The UK Earnings Index is the Index of "Average Earnings - All Employees, Manufacturing Industries," published in Table 5.1 of the United Kingdom Government Department of Employment publication "Employment Gazette."

         The UK Materials Index is the Index of "Materials and Fuels (Aerospace Industry)," published in Table 3 (SIC 3640) of the United Kingdom Government Department of Trade and Industry publication "British Business."

         The US Earnings Index is the Index of "Average Hourly Earnings, Aircraft and Parts" as published in Table B15, (SIC 372), of the United States Department of Labor publication "Employment and Earnings."

         The US Materials Index is in the Metals and Metal Products as published in Table 6 (Code 10) of the United States Department of Labor publication "Producer Prices and Prices Indexes."

         The revised index shall mean the average of the appropriate index numbers for the 3 months up to and including the 31st December of each year.

3.       "Minimum Amount" shall mean US $[*]



                                   SCHEDULE A


[*]

                                   SCHEDULE B


[*]

                                   APPENDIX 4


1.       ORDERING PROCEDURE

1.1 ASA shall provide a written order to: British Aerospace Holdings, Inc., Avro International Aerospace Division, Attention: Director - Spares Operations, Fax Number (703) 406-1451, or such other Avro contact as may be advised by Avro, for the required Replacement Rotable Part(s) detailing the following information:

                 (i)      the order number;
                 (ii)     the part number(s) required;
                 (iii)    the quantity required;
                 (iv) the priority of the Rotable Part order (AOG, Urgent or Routine);
                 (v)      the fact that the order forms part of
                          the ASA JetSpares Program; and
                 (vi)     any special dispatch
                          instructions.

1.2 Delivery of the Replacement Rotable Parts shall be effected upon notification by Avro to ASA (Manager Inventory Control - Fax No. (912) 788-9588) that the Replacement Rotable Parts are ready for collection by ASA in accordance with 1.1 above Avro shall notify ASA at the following contract:

                 Atlantic Southeast Airlines, Inc. Maintenance Facility Middle Georgia Airport
                 P.O. Box 10216
                 Macon, Georgia 31297-0216

1.3 ASA shall place separate orders with Avro for items not covered under the JetSpares Program.

2.       RETURN PROCEDURE

2.1 ASA shall return the Unserviceable Rotable Part(s) together with a completed and mutually acceptable label and all relevant technical documentation relating to the Unserviceable Rotable Part to:

                 Director - Spares Operations
                 British Aerospace Holdings, Inc.
                 Avro International Aerospace Division
                 22070 Broderick Drive
                 Sterling, VA 20166

         or to Herndon, Virginia as may be advised by Avro.

2.2 ASA shall provide the following written information about the Unserviceable Rotable Part(s) to British Aerospace Holdings, Inc., Avro International Aerospace Division, Attention: Director - Spares Operations, Fax Number (703) 406-1451, or such other Avro contact in the United States as may be advised by Avro, prior to the Unserviceable Rotable Part(s) being received by Avro:

                 (i)      a copy of the mutually agreeable label;
                 (ii)     the dispatch details;
                 (iii) the order number for the corresponding Replacement Rotable Part(s) as specified in 1.1 above; and
                 (iv) the utilization of the Unserviceable Rotable Part since fitment in Flight Hours and Flight Cycles.